EXHIBIT 10(a)
                            GUARANTY

     As an inducement to Northern Border Pipeline Company (hereinafter "Northern Border") to grant credit, or assume a credit risk, from time to time, in respect to transportation of gas by Northern Border pursuant to one or more IT-1
Transportation Agreements (Agreement), which Agreement is identical to or substantially the same as the copy attached hereto, for the benefit of Peoples Energy Services Corporation (hereinafter the "Shipper"), Peoples Energy Corporation (hereinafter the "Guarantor"), shall pay to Northern Border promptly when due, or upon demand thereafter, without deduction of any claim of set off or counterclaim of Shipper, or any other defense, the full amount of all obligation or indebtedness due to Northern Border from Shipper, including interest and expenses of all collection and reasonable counsel's fees incurred by Northern Border by reason of the default of Shipper.

     This Guaranty by Guarantor shall remain in full force and effect during the term of any such Agreement, and any extension or renewal thereof and thereafter until Shipper has fully performed all of its obligations under the Agreement. This Guaranty applies to all successors and/or assigns of Shipper.

     The Guarantor waives notice of acceptance hereof and notice of the volumes of gas transported by Northern Border for the benefit of Shipper, and of the amounts and terms thereof, and of all defaults or disputes with Shipper, and of the settlement or adjustment of such defaults or disputes. The Guarantor, without affecting its liability hereunder in any respect, consents to and waives notice of all change of terms, the withdrawal of extension of credit or time to pay, the release of the whole or any part of the indebtedness, the settlement or compromise of differences, the acceptance or release of security, the acceptance of notes, or any other form of obligation for Shipper's indebtedness, and the demand, protest and notice of protest of such instruments or their endorsements.

      The obligation of the Guarantor is a primary and an unconditional obligation and covers all existing and future obligations of Shipper to Northern Border under the Agreement. This obligation shall be enforceable before or after proceeding against Shipper or against any security held by Northern Border and shall be effective regardless of the solvency or insolvency of Shipper at any time, the extension or modification of the indebtedness of Shipper by operation of law or the subsequent incorporation, reorganization, merger or consolidation of Shipper or any other change in the composition, nature, personnel, or location of Shipper.

     This Guaranty shall for all purposes be deemed to be made in, and shall be governed by, the laws of the State of Nebraska. This Guaranty shall be binding upon Guarantor, its successors and assigns and shall inure to the benefit of Northern Border, its successors and assigns.

     The Guarantor in executing this Guaranty, represents and warrants to Northern Border that:

          (i)The Guarantor is a corporation duly organized and existing in good standing and has full power and authority to make and deliver this Guaranty;

          (ii) The execution and delivery and performance of this Guaranty by the Guarantor has been duly authorized by all necessary action of its directors and shareholders and do not and will not violate the provisions of, or constitute default under, any presently applicable law or its articles of incorporation or by laws or any agreement presently binding on it; and

          (iii) This  Guaranty has been  duly  executed  and
          delivered  by the authorized officers of the  Guarantor
          and constitutes  its  lawful,  binding  and   legally
          enforceable obligation.

IN WITNESS WHEREOF, this Guaranty has been duly executed by the undersigned, this 1st day of August ,1997.

                              PEOPLES ENERGY CORPORATION


                              By   /s/ T. M. Patrick

                              Title: Executive Vice President


                              Attest:


                              By /s/ Thomas W. Harwig

                              Title: Assistant Secretary


Northern Border Pipeline Company
FERC Gas Tariff                   First Revised Sheet Number 430
First Revised Volume No. 1                           Superseding
                                       Original Sheet Number 430
                             [COPY]
                NORTHERN BORDER PIPELINE COMPANY
                  IT-1 TRANSPORTATION AGREEMENT


This Agreement is made and entered into as of this ____ day of __________, 19___ , by and between NORTHERN BORDER PIPELINE
COMPANY, hereinafter referred to as "Company" and _____________________ hereinafter referred to as "IT-1 Shipper".

WHEREAS, IT-1 Shipper is desirous of engaging Company to provide interruptible transportation service for quantities of natural gas; and

WHEREAS, Company is desirous of providing interruptible transportation service for IT-1 Shipper; and

WHEREAS, the transportation of natural gas shall be effectuated pursuant to Section 157 or Subparts B or G of Part 284 of the Federal Energy Regulatory Commission' s (Commission) Regulations;
and

 NOW, THEREFORE, in consideration of their respective covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

Article 1 - Basic Receipts

If on any day after executing this agreement, Company determines that capacity exists in its pipeline system to transport all or a portion of IT-1 Shipper's Total Interruptible Receipt Quantity then IT1 Shipper shall be entitled to tender and deliver to Company at each of IT-1 Shipper's Point (s) of Receipt hereinafter specified in Master Exhibit A the quantity of gas which Company has determined as available for Point (s) of Receipt for such days. If more than one interruptible shipper shall notify Company of a desire to tender gas, and Company elects to receive less than all of such gas, Company shall schedule Basic Receipts among such interruptible shippers based on the per 100 Dekatherm-Mile rate each interruptible shipper has contracted to pay Company. If two or more interruptible shipper has contracted to pay Company. If two or more interruptible shippers have contracted to pay the same rate, Basic Receipts will be scheduled on a pro rata basis except as provided in Subsection 10.21 (d) of the General Terms and Conditions.
Company may schedule in such other equitable manner as operating conditions may reasonably require.


Northern Border Pipeline Company  Third Revised Sheet Number 431
FERC Gas Tariff                                      Superseding
First Revised Volume No. 1       Second Revised Sheet Number 431

                             [COPY]
                NORTHERN BORDER PIPELINE COMPANY
                  IT-1 TRANSPORTATION AGREEMENT

Article 2 - Excess Receipts

Company agrees to receive, on the same basis as set forth hereinabove, natural gas from IT-1 Shipper in excess of its Total Interruptible Receipt Quantity provided that Company has determined that it has sufficient capacity to transport quantities in excess of its firm and interruptible contractual commitments. The transportation of excess receipts will be in accordance with the terms and conditions of Rate Schedule OT-1.

Article 3 - Deliveries

Company shall deliver gas to IT-1 Shipper at the Point (s) of Delivery hereinafter specified in Master Exhibit A and in accordance with Section 13 of the General Terms and Conditions of Company's Tariff.

Article 4 - Payments

Shipper shall pay Company each month an amount for transportation service determined by multiplying the then effective Maximum Rate as set forth in Rate Schedule IT-1 (or the contracted rate to the extent the Maximum Rate is discounted) times the IT-1 Shipper's Dekatherm Miles of gas transported during the Production Month divided by 100; however, in no event shall Company charge less than 1.000 cent per Dekatherm. Payment shall be made in accordance with Section 6 of the General Terms and Conditions, and the other applicable terms and provisions of this agreement.

 Article 5 - Change in Tariff Provisions

Upon notice to IT-1 Shipper, Company shall have the right to file and seek FERC approval of any changes in the terms of any of its Rate Schedules, General Terms and Conditions or Form of IT-1 Transportation Agreement as Company may deem necessary, and to make such charges


Northern Border Pipeline Company
FERC Gas Tariff
Original Sheet Number 432
First Revised Volume No. 1


                             [COPY]
                NORTHERN BORDER PIPELINE COMPANY
                  IT-1 TRANSPORTATION AGREEMENT

Article 5 - Change in Tariff Provisions (Continued)

effective at such times as Company desires and is possible under applicable law. IT-1 Shipper may protest any filed changes before the FERC and exercise any other rights it may have with respect thereto.

Article 6 - Fees

Shipper shall pay to Company all filing fees required by the FERC or any regulatory body related to service provided hereunder to Shipper.

Article 7 - Cancellation of Prior Agreements

When this IT-1 Transportation Agreement becomes effective, it shall supersede, cancel and terminate the following agreements.

Article 8 - Term

This IT-1 Transportation Agreement shall become effective
_________________, and shall continue in full force and effect for a term of _____________.

This Agreement shall automatically terminate and be of no further force and effect unless Shipper shall furnish a security arrangement, as set forth in Subsection 8.1 of Rate Schedule IT-1, to the Company within ten (10) days after notice from the Company subsequent to the occurrence of any of the following events:

     The filing by Shipper or its parent of a voluntary petition in bankruptcy or the entry of a decree or order by a court having jurisdiction in the premises adjudging the Shipper as bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Shipper under the Federal Bankruptcy Act or any other applicable federal or state law, or appointing a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Shipper or of any substantial part of its property, or the ordering of the winding-up or liquidation of its affairs, with said orders or decree continuing unstayed and in effect for a period of sixty (60) consecutive days.


Northern Border Pipeline Company
FERC Gas Tariff                    Original Sheet Number 433
First Revised Volume No. 1


                             [COPY]
                NORTHERN BORDER PIPELINE COMPANY
                  IT-1 TRANSPORTATION AGREEMENT

Article 8 - Term (Continued)

     If a failure by Shipper to pay in full the amount of any invoice rendered by Company shall continue for 15 days from the date payment is due, this Agreement shall automatically terminate and be of no further force and effect. Such termination shall be in addition to any other remedies that Company may have.

Termination of this IT-1 Transportation Agreement shall not relieve Company and IT-1 Shipper of the obligation to correct any Receipt or Delivery Imbalances hereunder, or IT-1 Shipper to pay money due hereunder to Company.

Article 9 - Applicable Law

This Agreement and Company's Tariff, and the rights and obligations of company and IT-1 Shipper thereunder, are subject to all relevant and United States lawful statutes, rules, regulations and orders of duly constituted authorities having jurisdiction. Subject to the foregoing, this Agreement shall be governed by and interpreted in accordance with the laws of the State of Nebraska.

Article 10 - Exhibit A of IT-1 Transportation Agreement, Rate
        Schedules and General Terms and Conditions

Company's Rate Schedules IT-1 and OT-1 and, unless otherwise specified in such Rate Schedules, Company's General Terms and Conditions which are on file with the Federal Energy Regulatory Commission and in effect, and Exhibit A hereto, are all applicable to this Agreement and are hereby incorporated in, and made a part of this Agreement.


Northern Border Pipeline Company
FERC Gas Tariff                    Original Sheet Number 434
First Revised Volume No. 1


                             [COPY]
                NORTHERN BORDER PIPELINE COMPANY
                  IT-1 TRANSPORTATION AGREEMENT

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year set forth above.

ATTEST:                       NORTHERN BORDER PIPELINE COMPANY

_____________________________ By:____________________________________

                              Title:___________________________________


ATTEST:                       (NAME OF IT-1 SHIPPER)

______________________________ By:____________________________________

                              Title:___________________________________


Northern Border Pipeline Company  First Revised Sheet Number 435
FERC Gas Tariff                                      Superseding
First Revised Volume No. 1             Original Sheet Number 435


                             [COPY]
                NORTHERN BORDER PIPELINE COMPANY
                  IT-1 TRANSPORTATION AGREEMENT

                     EXHIBIT A (See Note 1)

COMPANY - Northern Border Pipeline Company

COMPANY'S ADDRESS - 1111 South 103rd Street
                   Omaha, NE 68124-1000

IT-1 SHIPPER -

IT-1 SHIPPER'S ADDRESS -

COMPANY (S)  (END-USER) ULTIMATELY RECEIVING THE GAS -

Total Interruptible Receipt Quantity_______________ Dekatherm
       Notes 2 & 3

Total Interruptible Delivery Quantity_______________ Dekatherm


This Exhibit A is made and entered into as of __________, 19____.
On the effective date, it shall supersede the Exhibit A dated as of __________, 19____.

Effective Date of this Exhibit A is __________, 19____.

Note 1: Company's Master Exhibit A is hereby incorporated by reference and made part of this Agreement.

Note 2: Nominations of gas volumes under Article 1 will be limited to the lesser of Shipper's Total Interruptible Receipt
        Quantity or the volumes specified at points of receipt on Company's Master Exhibit A.


Northern Border Pipeline Company
FERC Gas Tariff                    First Revised Sheet Number 436
First Revised Volume No. 1                Superseding
                                    Original Sheet Number 436


                             [COPY]
                NORTHERN BORDER PIPELINE COMPANY
                  IT-1 TRANSPORTATION AGREEMENT

                      EXHIBIT A (Continued)



ATTEST:                       NORTHERN BORDER PIPELINE COMPANY

_____________________________ By: ____________________________________

                              Title: ___________________________________


ATTEST:                       (NAME OF IT-1 SHIPPER)

______________________________ By: ____________________________________

                              Title: ___________________________________